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                                                               EXHIBIT 10.24.1

        FIRST AMENDMENT TO AMENDED AND RESTATED SECURITYHOLDERS AGREEMENT

     This First Amendment to Amended and Restated Securityholders Agreement Agreement (this "Amendment") is entered into as of the 28th day of September, 1999, by and among the parties listed on the signature pages hereto, and Doskocil Manufacturing Company, Inc., a Texas corporation, and its successors, whether by operation of law or otherwise (the "Company").

                                    RECITALS

     WHEREAS, certain stockholders of the Company and the Company are parties to an Amended and Restated Securityholders Agreement (the "Securityholders Agreement") dated as of September 19, 1997;

     WHEREAS, pursuant to and in accordance with Section 7.7(a) of the Securityholders Agreement, securityholders holding a majority of the Fully Diluted Common Stock desire to enter into this First Amendment for the purpose of amending the Securityholders Agreement, such amendment to be effective as of the date hereof;

     WHEREAS, the shareholders party hereto own a majority of the Series C Preferred Stock of the Company and desire to consent to the amendment of the terms of the Series C Preferred Stock as provided herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1. Definitions.

     Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Securityholders Agreement.

2. Amendment to Section 4.1 of the Securityholders Agreement.

     Section 4.1 is hereby amended to add the following paragraph after the second full paragraph.

     "Notwithstanding anything herein to the contrary, this Section 4.1 does not apply to the issuance of any warrants, preferred stock or other equity securities by the Company in order to raise up to $5 million for the repayment of the Company's indebtedness to its lenders after September 30, 1999 or to induce its shareholders to directly or indirectly provided guaranties and related credit support of the Company's credit facilities, including under its Credit Agreement dated as of August 12, 1999, as amended, in each case as approved by the Board of Directors of the Company."

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3. Deletion of Article 6 of the Securityholders Agreement.

     Article 6 of the Securityholders Agreement is hereby deleted in its entirety.

4. Consent to Amendment of the Statement of Designation of Series C Preferred Stock.

     The shareholders party hereto hereby consent to the deletion of Section 2.5 of the Statement of Designation of Series C Preferred Stock.

5. Reference to the Securityholders Agreement.

     (a) Upon the effectiveness of this First Amendment, each reference in the Securityholders Agreement to "this Agreement", "hereunder" or words of like import shall mean and be a reference to the Securityholders Agreement, as affected and amended by this First Amendment.

     (b) The Securityholders Agreement, as amended by this First Amendment, shall remain in full force and effect and is hereby ratified and confirmed.

6. Execution in Counterparts.

     This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

7. Applicable Law; Binding Effect.

     This First Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas, without regard to the conflicts of law rules of such state.

8. Headings.

     The headings contained in this First Amendment are for convenience only and shall not affect the meaning or interpretation of this Amendment

9. Entire Agreement.

     The Securityholders Agreement, as amended by this First Amendment, constitutes the entire agreement between the parties with respect to the subject matter therein and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of the Securityholders Agreement as amended by this First Amendment.


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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the day and year first above written.


                                    WESTAR CAPITAL, L.P.

                                    By: Westar Capital Associates,
                                        a limited partnership
                                        Its General Partner


                                    By:
                                        ----------------------------------------
                                    Name: Alan B. Sellers
                                    Its:  General Partner


                                    WESTAR CAPITAL II, LLC

                                    By: Westar Capital Associates II, LLC


                                    By:
                                        ----------------------------------------
                                    Name: Alan B. Sellers
                                    Its:  Member


                                    HBI FINANCIAL INC.

                                    By:
                                        ----------------------------------------
                                    Name: George L. Argyros
                                    Its:  Chairman of the Board and President


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                                    TWELVE D LIMITED,
                                    A TEXAS PARTNERSHIP

                                    By:  Cyclone Tours, Inc.
                                    Its: General Partner


                                    By:
                                        ----------------------------------------
                                    Name: Benjamin L. Doskocil, Sr.
                                    Its:  President


                                    DOSKOCIL MANUFACTURING COMPANY, INC.


                                    By:
                                        ----------------------------------------
                                    Name: Larry Rembold
                                    Its:  President and Chief Executive Officer


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